UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 9, 2009

ENTERPRISE GP HOLDINGS L.P.
    (Exact name of registrant as specified in its charter)

Delaware	1-32610	13-4297064
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1100 Louisiana, 10th Floor Houston, Texas 77002 (Address of Principal Executive Offices, including Zip Code)
(713) 381-6500 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 9, 2009, Enterprise GP Holdings L.P. issued a press release regarding its consolidated and parent-only financial results for the three and nine months ended September 30, 2009.  A copy of the earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference into this Item 2.02.

Significant Relationships

Enterprise GP Holdings L.P. is a publicly traded Delaware limited partnership, the limited partnership interests (the “Units”) of which are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “EPE.”  The business of Enterprise GP Holdings L.P. is the ownership of general and limited partner interests of publicly traded partnerships engaged in the midstream energy industry and related businesses.  Unless the context requires otherwise, references to “we,” “us,” “our” or the “Partnership” are intended to mean the business and operations of Enterprise GP Holdings L.P. and its consolidated subsidiaries.

References to “Parent Company” mean Enterprise GP Holdings L.P., individually as the parent company, and not on a consolidated basis.  The Parent Company is owned 99.99% by its limited partners and 0.01% by its general partner, EPE Holdings, LLC (“EPE Holdings”).  EPE Holdings is a wholly owned subsidiary of Dan Duncan, LLC, the membership interests of which are owned by Dan L. Duncan.

References to “Enterprise Products Partners” mean Enterprise Products Partners L.P., the common units of which are listed on the NYSE under the ticker symbol “EPD” and its consolidated subsidiaries.  Enterprise Products Partners has no business activities outside those conducted by its operating subsidiary, Enterprise Products Operating LLC (“EPO”).  References to “EPGP” refer to Enterprise Products GP, LLC, which is the general partner of Enterprise Products Partners.  The Parent Company owns EPGP.

References to “Duncan Energy Partners” mean Duncan Energy Partners L.P., which is a consolidated subsidiary of EPO and a publicly traded Delaware limited partnership, the common units of which are listed on the NYSE under the ticker symbol “DEP.”

References to “TEPPCO” and “TEPPCO GP” mean TEPPCO Partners, L.P. and Texas Eastern Products Pipeline Company, LLC (which is the general partner of TEPPCO), respectively, prior to their mergers with subsidiaries of Enterprise Products Partners.  On October 26, 2009, Enterprise Products Partners completed these mergers with TEPPCO and TEPPCO GP (such related mergers referred herein individually and together as the “TEPPCO Merger”).

References to “Energy Transfer Equity” mean the business and operations of Energy Transfer Equity, L.P. and its consolidated subsidiaries, which includes Energy Transfer Partners, L.P. (“ETP”).  Energy Transfer Equity is a publicly traded Delaware limited partnership, the common units of which are listed on the NYSE under the ticker symbol “ETE.” The general partner of Energy Transfer Equity is LE GP, LLC (“LE GP”).  The Parent Company has noncontrolling interests in both Energy Transfer Equity and LE GP that it accounts for using the equity method of accounting.

References to “EPCO” mean EPCO, Inc. and its privately held affiliates, which are related parties to all of the foregoing named entities.  Mr. Duncan is the Group Co-Chairman and controlling shareholder of EPCO.

The Parent Company, Enterprise Products Partners, EPGP, TEPPCO, TEPPCO GP and EPCO are affiliates under common control of Mr. Duncan. We do not control Energy Transfer Equity or LE GP.

Basis of Financial Statement Presentation

           General Purpose Consolidated and Parent Company-Only Information

In accordance with rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and various other accounting standard-setting organizations, our general purpose financial statements reflect the consolidation of the financial information of businesses that we control through the ownership of general partner interests (e.g., Enterprise Products Partners and TEPPCO).  Our general purpose consolidated financial statements present those investments in which we do not have a controlling interest as unconsolidated affiliates (e.g., Energy Transfer Equity and LE GP).   To the extent that Enterprise Products Partners and TEPPCO reflect investments in unconsolidated affiliates in their respective consolidated financial statements, such investments will also be reflected as such in our general purpose consolidated financial statements unless subsequently consolidated by us due to common control considerations (e.g., Jonah Gas Gathering Company).  As presented in our consolidated financial statements, noncontrolling interest reflects third-party and related party ownership of our consolidated subsidiaries, which include the third-party and related party unitholders of Enterprise Products Partners, TEPPCO and Duncan Energy Partners.

In order for the unitholders of Enterprise GP Holdings L.P. and others to more fully understand the Parent Company’s business activities and financial statements on a standalone basis, our press release includes information devoted exclusively to the Parent Company apart from that of our consolidated Partnership.  A key difference between the non-consolidated Parent Company financial information and those of our consolidated Partnership is that the Parent Company views each of its investments (e.g., Enterprise Products Partners, TEPPCO and Energy Transfer Equity) as unconsolidated affiliates and records its share of the net income of each investee as equity earnings.  In accordance with U.S. generally accepted accounting principles (“GAAP”), we eliminate such equity earnings in the preparation of our consolidated Partnership financial statements.

Presentation of Investments

Enterprise Products Partners and EPGP.  The Parent Company owns common units of Enterprise Products Partners and 100% of the membership interests of EPGP, which is entitled to 2% of the cash distributions paid by Enterprise Products Partners as well as the associated incentive distribution rights (“IDRs”) of Enterprise Products Partners.  At September 30, 2009 and 2008, the Parent Company owned 13,952,402 and 13,454,498 common units, respectively, of Enterprise Products Partners.

TEPPCO and TEPPCO GP.  At September 30, 2009, the Parent Company owned 4,400,000 units of TEPPCO and all of the membership interests of TEPPCO GP, which is entitled to 2% of the cash distributions of TEPPCO as well as the IDRs of TEPPCO.  On October 26, 2009, the TEPPCO Merger was completed and TEPPCO and TEPPCO GP became wholly owned subsidiaries of Enterprise Products Partners.  As a result, the Parent Company’s ownership interests in the TEPPCO units were converted to 5,456,000 common units of Enterprise Products Partners.  In addition, the Parent Company’s membership interests in TEPPCO GP were exchanged for (i) 1,331,681 common units of Enterprise Products Partners and (ii) EPGP (on behalf of the Parent Company as a wholly-owned subsidiary of the Parent Company) was credited in its Enterprise Products Partners’ capital account an amount to maintain its 2% general partner interest in Enterprise Products Partners.

Energy Transfer Equity and LE GP.  The Parent Company owns 38,976,090 common units of Energy Transfer Equity.  In addition, at September 30, 2009 and 2008, the Parent Company owned approximately 40.6% and 34.9%, respectively, of the membership interests of LE GP.

Use of Non-GAAP Financial Measures

The press release and accompanying schedules include the non-generally accepted accounting principle (“non-GAAP”) financial measure of distributable cash flow.  Exhibit C to the press release provides a reconciliation of this non-GAAP financial measure to its most directly comparable financial measure calculated in accordance with GAAP, net cash flow provided by operating activities.  Distributable cash flow should not be considered an alternative to GAAP financial measures such as net income, net cash flow provided by operating activities or any other GAAP measure of liquidity or financial performance.  We define distributable cash flow as follows:

▪
Cash distributions expected to be received from the Parent Company’s investments in limited and general partner interests (including related IDRs, if any, held by these general partners); less the sum of,

▪	Parent Company general and administrative costs on a standalone basis;

▪	Parent Company interest expense on a standalone basis, before non-cash amortization; and

▪	the general and administrative costs, on a standalone basis, of the general partners of Enterprise Products Partners and TEPPCO.

Distributable cash flow is a significant liquidity metric used by senior management to compare net cash flow generated by the Parent Company’s investments to the cash distributions the Parent Company is expected to pay its partners.  Using this metric, senior management can quickly compute the coverage ratio of estimated cash flow to planned cash distributions.

Distributable cash flow is an important non-GAAP financial measure for the Parent Company’s unitholders since it indicates to investors whether or not the Parent Company’s investments are generating cash flow at a level that can sustain or support an increase in quarterly cash distribution levels.  Financial metrics such as distributable cash flow are quantitative standards used by the investment community because the value of a partnership unit is in part measured by its yield, which is based on the amount of cash distributions a partnership pays to a unitholder.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Enterprise GP Holdings L.P. press release dated November 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE GP HOLDINGS L.P.

	By:	EPE Holdings, LLC, as general partner

Date: November 9, 2009	By:	/s/ Michael J. Knesek
	Name:	Michael J. Knesek
	Title:	Senior Vice President, Controller and Principal Accounting Officer of the general partner

Exhibit Index

Exhibit No.	Description

99.1	Enterprise GP Holdings L.P. press release dated November 9, 2009.